SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

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                                  FORM 8K
                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March 12, 1999
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                           THE CHUBB CORPORATION
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            (Exact name of Registrant as Specified in Charter)

         NEW JERSEY                     1-8661                 13-2595722
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(State or Other Jurisdiction       (Commission File          (IRS Employer
     of Incorporation)                 Number)             Identification No.)

15 MOUNTAIN VIEW ROAD, WARREN, NEW JERSEY                      07061-1615
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  908-903-2000
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                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

               On March 12, 1999, the Board of Directors of The Chubb Corporation adopted a new shareholders rights plan designed to preserve the Board's ability to protect shareholders against unsolicited attempts to acquire control of the company that do not offer an adequate price to all shareholders or are otherwise not in the best interest of Chubb and its shareholders.

               A copy of the Rights Plan is attached as Exhibit 99.1.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              THE CHUBB CORPORATION


                                              By: /s/ Robert S. Rusis
                                                 ----------------------------
                                                 Name:  Robert S. Rusis
                                                 Title: Senior Vice President
                                                         and General Counsel

Senior Vice President and General Counsel

March 30, 1999